SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                                FORM 8-K


             Current Report Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported): December 14, 2004



                            FARMER BROS. CO.




       Delaware                  0-1375                     95-0725980
(State of incorporation)     (Commission File Number)     (IRS Employer
                                                        Identification No.)





20333 South Normandie Avenue, Torrance, California             90502
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code 310-787-5200















Item 5.  Other Events


December 14, 2004
FARM - NASDAQ NATIONAL MARKET SYSTEM


             The complete script of the address delivered by John Simmons, Treasurer and Chief Financial Officer of Farmer Bros.
               Farmer Bros. Annual Meeting of Shareholders
                          December 14, 2004



      Before I begin, I am required to read a statement regarding our safe harbor for forward-looking statements:

	Certain statements contained in this presentation regarding the risks, circumstances and financial trends that may affect our future operating results, financial position and cash flows may be forward-looking statements within the meaning of federal securities laws. These statements are based on management's current expectations, assumptions, estimates and observations about our business and are subject to risks and uncertainties. As a result, actual results could materially differ from the forward-looking statements contained herein. These forward looking statements can be identified by the use of words like "expects," "plans," "believes," "intends," "will," "assumes" and other words of similar meanings. These and other similar words can be identified by the fact that they do not relate solely to historical or current facts. While we believe our assumptions are reasonable, we caution that it is impossible to predict the impact of such factors which could cause actual results to differ materially from predicted results. We intend these forward-looking statements to speak only at the time of this presentation and do not undertake to update or revise these projections as more information becomes available. For these statements, we claim the protection of the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995.

___________________

   As some of you here today know, there are a great many things going on at Farmer Bros. these days. If you follow our public filings you will be well versed in our activities. You will know that we have all been busy this year:
* We continued to make a profit,
* We have strengthened and refocused our sales programs, and
* We continued to add wealth [cash] to our balance sheet.

   We note that your Company is a few years shy of its 100th anniversary, and we've made continued progress toward making a smooth transition to Farmer Bros.' new century.

   When management looks at your Company and at our strategic long term plans, we focus on the three elements we consider the keys to our success, namely:

1. The Company's human and capital resources: those assets that give us the staying power to carry out our initiatives;

2. The Company's relationships we have cultivated in our marketplace with our customers;

3. And the Corporation itself, which provides the infrastructure to capitalize on our relationships and resources.

     During 2004, we continued to strengthen each of these three elements.



THE HUMAN FACTOR

     When business is going well, it's easy to take for granted the employees and their contributions. When the environment is challenging - and when everyone is working hard to strengthen the business for the long term and to compete in the short term - then the quality of the people matters more than ever. And this past year is one such year

     In a year of changes, we believe the most important change for the long-term future of our business, was the completion of our Employee Stock Ownership Plan (ESOP) funding goal. Early this year the ESOP obtained sufficient shares to control 18.7% of outstanding shares. These shares are allocated gradually, over time, and we find that as our employees stock holdings become more meaningful, the culture of employee ownership is growing: and our employees act more and more like owners whose interests are aligned with all stockholders.

     There are more than 1,100 people working at Farmer Brothers. Most of them wear lots of hats and do lots of important things, to keep this business running smoothly.

     The longevity of our employees is one of our real competitive advantages. More than 40% of our people have more than a decade of experience with Farmer Bros. and a significant of employees have substantially more years. They stay because they make a difference each day in how their Company performs - and, in the future, we hope to attract more of the same type of employee who will want to stay because of our culture of ownership.


SALES AND OPERATING RESULTS

     There is a very practical reason for us to focus so much on our people in this - or, frankly, any year. Our greatest competitive advantages spring from customer relationships - and from the quality of the people who serve these customers and nurture those relationships. In a very real sense, this is a "people" business.

     As you know if you closely follow our results, the company's sales were, essentially, flat in fiscal 2004.

o As we have observed in recent years, our sales rise and fall with larger economic currents. In the late 1990s, when the economy was strong and growing, we enjoyed healthy growth in our sales and profits. Then, as the economy slowed - especially in our largest market, California - we saw declines in our sales and in the sales of some of our larger competitors. In recent months, however, an economic recovery has begun to slowly lift our restaurant customers, and we have seen encouraging trends. During the downturn, we were able to hold in place, in large measure, our customer base, which is vital to our future.

o In response to the flat sales, management invested in initiatives to strengthen both our sales programs and our infrastructure. We are well into this process and we are seeing signs that these efforts are beginning to make a difference. In the last quarter of fiscal 2004, and continuing into fiscal 2005, some of our sales regions, most notably in the Mississippi Valley, are reporting modest sales growth.

o In creating our sales initiatives, we are responding to more than the ebb and flow of the larger economy. We also were seeking to improve our competitive position in the face of continuing competition from non-coffee beverages. We depend on coffee for more than half of our sales, and our market area is awash in competing products that, for decades, have been attracting consumers: Soda pop, bottled water, teas, specialty coffees.

* It seems that, on the one hand, restaurant customers are demanding more variety - and, on the other hand, the dollars they are spending in restaurants doesn't appear to have been increasing at the same rate that alternate beverages are introduced.
* As a result, the slices of the market share pie get smaller.
* We have countered this trend with a variety of products: flavored coffees, cappuccino machines, espressos, "steamers", herbal teas... and we are optimistic that we are on the right path.

     In addition, we continue to face stiff competition from other coffee roasters. We seem to need to repeat at every year's meeting that specialty coffee shops compete with OUR CUSTOMERS, and indirectly, therefore with us. When a consumer buys a latte at one of the specialty coffee shops branded by another roaster, they are NOT buying it at one of our customer's coffee shops or restaurants. Our line of similar coffees and coffee brewing equipment has had improving success in helping our customers compete better with specialty coffee shops, but there is still room for improvement.
___________________

o If I had to characterize a Farmer Bros sales program, it would be customer focused, it would be profitable and it would be marketed with the confidence that no one can do it better. Our "back to basics" program starts with the last phrase: no one can do it better, and builds from that. Sometimes success is merely maintaining a winning attitude: and sometimes it's merely understanding that
o our products are better AND our service IS better than the competition's.
* This simple concept is much more difficult to practice that one might
suspect: but success breeds success.    And, combined with certain other
tools, we believe our sales team has what it needs to be effective in the coming year. I look forward to reporting on this to you next year.

     No discussion of Sales is complete without a caution about costs.

     You are aware from our filings and news releases that our earnings have been down to flat also. By now many of you are aware that the cost of green coffee has been rising, and will affect the operating results of the entire industry. We are in a commodity business, and the price of this commodity has crept up over the past two years.

* At present we're evaluating a recent, dramatic increase in the cost of green coffee. For example, in the month of November green coffee as traded on CSCE in New York increased 24%. One can debate almost endlessly the causes of the increases: for example, the underlying demand has not changed that much, and the price began to rise before most next year's Brazil coffee crop had even flowered.

* As we have read in the newspapers, one broker suggests coffee prices were reacting less to information about supply, and more to the influx of new market participants like hedge funds, which may inflate demand and don't ultimately take delivery of commodities. Whatever you conclude about the underlying trend on this commodity - or other commodities that we use in quantity like oil products and natural gas - you will find one conclusion is inescapable: this "trend" has continued into December on the worldwide markets, and we will soon be forced to raise our prices. We've been able to shield customers from large increases so far, and although all roasters are in much the same situation, higher prices are never good for our customers.

* Dramatic swings in commodity prices affects us in other ways as well. We maintain a large green coffee inventory, and we feel it is prudent to hedge against market price declines because a sudden price decline could be devastating to our business: it could push our sales prices below our costs. So, we use a hedge to be protected against falling prices. This means, however, that when prices run up, as they have in recent periods, even though the coffee in the warehouse is worth more, the value of our hedge is worth substantially LESS. The accounting for this is a little bit arcane; but the fact is, it presents a timing difference between the hedge and the commodity we hedge: green coffee.

* Increases in green coffee prices tend to have two short term effects:

- The value of our hedge declines, and we realize that decline in the quarter in which it occurs, and
- The increase in commodity prices will force us to raise sales prices, and in future periods we realize the gains that come when we sell our coffee at the higher prices.
- If you take only one thing away from this discussion about green coffee, it would be that, in our opinion, a short term loss from our hedging position is likely to be recovered in future periods through profit on future sales of roast coffee.

* Although this sort of volatility is not unprecedented, in the past it has most often resulted from weather, for example frosts in Brazil that actually damaged the crop. We're keenly aware that should this type of price volatility become more common in our industry, we'll need to address again the cost-benefits of adopting true hedge accounting.

o There are two other major items that are pushing our operating costs higher.

* The ESOP, which I mentioned earlier, and other employee related benefits also have increased. These non-cash costs include those associated with ESOP share awards, and actuarially derived expenses associated with the pension plans and retiree health care.

* Our information technology or IT project, is an investment that appears as an operating expense. Our 2004 results reflect $3.4 million of expenses related to this project. We are, today, about 3/4 complete. Our total cost for this project is estimated to be $20 million, with about 3/4 of that expense behind us, much of it capitalized.

- We already have gone live with the accounting and financial reporting system.
- The balance of this coming fiscal year should find us working the "bugs" out of the manufacturing system that went live on September 1, 2004.
- Finally, the third and final element, the sales system, is in development and we expect it to be operational later in fiscal 2005.


     We would like to think this "rollout" will have no effect on our sales effort: but we know otherwise. It stands to reason that, if we ask our sales people to spend more time training and bringing this new system on line, they will have less time for selling, even if they continue to work harder.

     We are doing everything we can to minimize this risk of diminished productivity during the months when we bring this new sales system on line.





STRENGTHENING OUR CORPORATE INFFRASTRUCTURE

   As we've just discussed, we've made a major commitment to improve our information systems, adding an arsenal of tools that we expect to pay dividends for decades. Information that has always been available after days of research will be a mouse click away.

   Better, more accurate, and "real time" information means more timely decisions: about market conditions, customers, products, costs and experimental products and programs.

o As an organization we've worked hard - and many of us have had to stretch - to bring in these new systems and technologies. We've contracted much of the necessary expertise to help us, and we've hired a team of IT professionals who are doing a stellar job.

o But in addition to the actual dollar cost of software, hardware and software configuration (programming) there is a human cost: the sheer workload involved in this has resulted in several of our key employees to have nearly taken up residence here in this facility.

* Change is a difficult process to manage:   we've overcome MANY CHALLENGES to
accomplish as much as we have in the past two years. And these changes continue at the organization level, and the personal level.
* I'm proud to report that our employee-owners have stepped up to the task: our financial systems are working fine, we are working the bugs out of the manufacturing system, and development is proceeding apace on the new sales system.

o This new sales system presents a different challenge, not because of the design complexity of software or that the hardware not only has to operate in a Fargo winter and Phoenix summer; but the logistics of rolling out the new system must incorporate

* Extensive testing
* Competent user training (of 450 people spread out over 28 states),
* Installing  the new hardware in the route trucks
* Coordinating the phasing in of the new hardware and systems and phasing out the old
* In some ways this will be our most difficult implementation because of logistics and because it directly affects our customers.
* We don't have a margin for error, that Point-of-Sale invoice has to be right, and our route sales representative has to be confident in this new sales tool.

o It seems clear that the more we work with these new systems, the more we understand their power and purpose. It makes us more confident that the risks and near-term costs are worth the very significant long-term competitive advantages we can gain from these new systems.

* There have been a number of other changes that we believe have helped position your Company for its second century.

o We took steps to add predictability to corporate governance issues. At our prior annual meeting, in February, our shareholders approved a plan to reincorporate your Company in Delaware, which is now complete.

o We enhanced shareholder value through a stock buy back. On December 24, 2003 the Company purchased $111 million of stock from the Crowe family, and retired about 70% of those shares.

o We enhanced shareholder value by completing our initial commitment to fund the ESOP. Out of the December 24th purchase, about 30% of the shares went into our Employee Stock Ownership Plan (our ESOP).

o We attempted to enhance the trading liquidity of Company stock with a stock split. When we reincorporated in Delaware, the new bylaws enabled the issuance of additional shares required by the stock split, and the Board of Directors declared a 10 for one stock split in the form of a one time stock dividend.

__________________


* Change sometimes is planned, but sometimes it is not.

o On March 16 of this year we mourned the passing of Mr. Roy F. Farmer.

* Under his leadership, this Company grew from 380 employees and $15 million in revenue to our current level of more than 1,100 employees and revenue of about $190 million.
* As Lew Coffman said, "His legacy is more than the Company's assets, or even its people - it is the hard work, adherence to the path and customer service that will always be at the center of the Farmer Brothers way of operating."
* He was our CEO for 52 years, and we are still adjusting to life without his counsel.

o We welcomed a new Board Chairman second in the Company's history.

* On June 18 the Board elected Mr. Farmer's son, Roy Farmer, to the position of Chairman, in addition to his duties as President and CEO.
* His 28 years of Farmer Bros experience provides us with stability and his unique perspective helps us keep our focus on initiatives to sharpen our sales efforts and upgrade our information systems.

o We announced the retirement of Ken Carson & appointment of Mike King in August as VP of sales.

* Ken Carson had served as VP of Sales for 14 years, and he's agreed to extend his 39 years of service by continuing to serve on the Board of Directors.
* Mike King has 31 years of service with the Company and he's already making his presence felt in daily activities, and our overall marketing strategy.
* I know that we all expect continued good works from each of these men.

  Finally, let me repeat some comments made at last year's annual meeting regarding our studies of our strategic alternatives. As you know we retain a strong capital base that gives us the comfort to undertake investments in our information systems, training programs and employee ownership efforts. It also opens the door for other options.

   Strategic options we are considering, as we told you last year, include (but are not limited to and are subject to market conditions and available opportunities) the possibility of:

* Acquiring another Company;
* Making additional investments in production capabilities;
* Investing in expansions of our product lines;
* Making additional share repurchases; and
* The possibility of paying an extraordinary dividend.

   Last year we made a comment that, once again, bears repeating. We have no interest in buying a Company that competes with our customers by operating its own restaurants and retail outlets.
   But most vitally, I need to impress all of you with our reluctance to proceed with any of these options, especially a business acquisition strategy, until our new information systems are in place and the organization is ready to administer them. Doing so before we are ready is too great a risk for us.
   Clearly however, it is our view that:



OUR PEOPLE MAKE THE DIFFERENCE

o As much as we change here at Farmer Bros, it seems to me that we are mostly in a people business. Accumulated knowledge in a company like ours is priceless.

* We don't have shelves full of instruction manuals, nor do we have a formal training program or a "career path," except, perhaps in a limited form in our route sales division.
* What we have are a lot people who wear lots of hats, who perform many functions, who know important things about running this business.
* This experience is learned in an apprenticeship that can last for an entire working career: because it seems like there is always something else to learn, something else that needs to be done.

o Our people stay because they make a difference each day in how their Company performs. We are selective in our hiring: our Company has much to give, but expects much in return.

* Our operations present many challenges: we have a vast geographic service area and customer count, but we are few in number and must live by our wits and determination, and good portion of hard work.
* This type of effort has a special attraction for special or, perhaps, a select few people.

o But, this is nothing new at your Company.

* The efforts of hundreds of employees these past 92 years have built Farmer Bros. Through their efforts we've accumulated sufficient working capital

- to allow us the ability to weather multi-year economic downturns,
- bear the many risks inherent in our commodity based operation, and
- to provide the resources we now invest in our IT project and in other ventures as we adapt to changing market and economic conditions.

* This HAS been a difficult year at Farmer Bros. WE HAVE come through it, and are confident that we are on the right path, and that for many years to come, Farmer Bros. will be considered by shareholders, employees and customers as CONSISTENTLY GOOD: and we want you to know, that

* "Something new is brewing at Farmer Bros."

* Included in your bag today is a badge.  Please help us by wearing it.

* So, when you go lunch or dinner, wear this badge proudly and ask for Farmer Bros. Coffee!


Now, I believe we have time for a question or two.





Contact:

Jim Lucas / Whitney Hays
Abernathy MacGregor Group
213-630-6550




Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FARMER BROS. CO.



s/ John E. Simmons

John E. Simmons
Treasurer

Date:    December 14, 2004